UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10113
                                                     ---------

                       UBS Juniper Crossover Fund, L.L.C.
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)


                           51W 52nd Street, 23rd Floor
                               New York, NY 10019
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                   Reba Beeson
                         c/o UBS Financial Services Inc.
                           51W 52nd Street, 23rd Floor
                               New York, NY 10019
               ---------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-882-5638
                                                            ------------


                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2007
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                       UBS JUNIPER CROSSOVER FUND, L.L.C.

                              FINANCIAL STATEMENTS

          WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                   YEAR ENDED
                                DECEMBER 31, 2007

                       UBS JUNIPER CROSSOVER FUND, L.L.C.

                              FINANCIAL STATEMENTS
          WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                   YEAR ENDED

                               DECEMBER 31, 2007

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1

Statement of Assets, Liabilities and Members' Capital .....................    2

Statement of Operations ...................................................    3

Statements of Changes in Members' Capital .................................    4

Statement of Cash Flows ...................................................    5

Notes to Financial Statements .............................................    6

Schedule of Portfolio Investments .........................................   14

[LOGO OMITTED]
ERNST & YOUNG             [ ] Ernst & Young LLP       [ ] Phone: (212) 773-3000
                              5 Times Square                     www.ey.com
                              New York, NY  10036-6530


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS AND BOARD OF DIRECTORS OF
         UBS JUNIPER CROSSOVER FUND, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of UBS Juniper Crossover Fund, L.L.C. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Juniper Crossover Fund, L.L.C. at December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period the ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

February 22, 2008

                  A member firm of Ernst & Young Global Limited

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.
                           STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

ASSETS

Investments in securities, at value (cost $94,371,375)              $109,553,279
Cash and cash equivalents                                              2,750,913
Receivables:
  Investments sold, not settled                                        7,342,746
  Notes receivable (See Note 8)                                        3,129,732
  Dividends                                                               30,694
  Interest                                                                 9,405
--------------------------------------------------------------------------------

TOTAL ASSETS                                                         122,816,769
--------------------------------------------------------------------------------

LIABILITIES

Payables:

  Investments purchased, not settled                                       9,839
  Management Fee                                                         135,035
  Professional fees                                                      215,636
  Shareholder servicing fee                                               40,010
  Administration fee                                                      21,386
  Other                                                                   10,931
--------------------------------------------------------------------------------

TOTAL LIABILITIES                                                        432,837
--------------------------------------------------------------------------------

NET ASSETS                                                          $122,383,932
--------------------------------------------------------------------------------

MEMBERS' CAPITAL

Represented by:

Net capital contributions                                           $107,202,028
Accumulated net unrealized appreciation on
  investments and other assets and liabilities
  denominated in foreign currencies                                   15,181,904
--------------------------------------------------------------------------------

MEMBERS' CAPITAL                                                    $122,383,932
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.
                                                         STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                    YEAR ENDED DECEMBER 31, 2007

--------------------------------------------------------------------------------

INVESTMENT INCOME

Dividends (less foreign witholding taxes of $54,139)               $    616,072
Interest                                                                286,200
Other (See Note 9)                                                    3,115,772
--------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                               4,018,044
--------------------------------------------------------------------------------

EXPENSES

Management fee                                                        1,711,353
Shareholder servicing fee                                               507,067
Professional fees                                                       412,788
Printing fee                                                            182,777
Administration fee                                                      122,540
Other                                                                    92,468
--------------------------------------------------------------------------------

TOTAL EXPENSES                                                        3,028,993
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                   989,051
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
     INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) from:

  Investments                                                        27,255,004
  Foreign currency transactions                                          (5,918)
Change in net unrealized appreciation/depreciation from:

  Investments                                                       (11,961,257)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN FROM
     INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                   15,287,829
--------------------------------------------------------------------------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS           $ 16,276,880
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

                                       STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
                                          YEARS ENDED DECEMBER 31, 2007 AND 2006
--------------------------------------------------------------------------------


                                                                                  MANAGER             MEMBERS              TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL AT JANUARY 1, 2006                                              $2,558,195        $169,971,355        $172,529,550

INCREASE (DECREASE) FROM OPERATIONS

Pro rata allocation:

  Net investment income                                                               8,892             142,791             151,683
  Net realized gain from investments
         and foreign currency transactions                                          110,681          14,755,780          14,866,461
  Change in net unrealized
         appreciation/depreciation from investments and other
         assets and liabilities denominated in foreign currencies                   (54,710)         (8,557,996)         (8,612,706)
Incentive allocation                                                                792,715            (792,715)                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL
         DERIVED FROM OPERATIONS                                                    857,578           5,547,860           6,405,438
-----------------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
Proceeds from Members' subscriptions                                                     --              49,063              49,063
Members' withdrawals                                                             (1,402,697)        (38,463,134)        (39,865,831)
Offering costs                                                                           (1)               (126)               (127)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN MEMBERS' CAPITAL
         DERIVED FROM CAPITAL TRANSACTIONS                                       (1,402,698)        (38,414,197)        (39,816,895)
-----------------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2006                                            $2,013,075        $137,105,018        $139,118,093
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
  Net investment income                                                              42,553             946,498             989,051
  Net realized gain from investments
         and foreign currency transactions                                          392,820          26,856,266          27,249,086
  Change in net unrealized
         appreciation/depreciation from investments and other
         assets and liabilities denominated in foreign currencies                  (158,400)        (11,802,857)        (11,961,257)
Incentive allocation                                                              2,940,949          (2,940,949)                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL
         DERIVED FROM OPERATIONS                                                  3,217,922          13,058,958          16,276,880
-----------------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
Members' withdrawals                                                               (516,170)        (32,493,316)        (33,009,486)
Offering costs                                                                          (23)             (1,532)             (1,555)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN MEMBERS' CAPITAL
         DERIVED FROM CAPITAL TRANSACTIONS                                         (516,193)        (32,494,848)        (33,011,041)
-----------------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2007                                            $4,714,804        $117,669,128        $122,383,932
-----------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.
                                                         STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31, 2007

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in Members' capital derived from operations           $ 16,276,880
Adjustments to reconcile net increase in Members' capital
  derived from operations to net cash provided by
  operating activities:
Purchases of investments                                            (61,243,738)
Proceeds from disposition of investments                             97,743,532
Net realized gain from investments                                  (27,255,004)
Change in net unrealized appreciation/depreciation from
  investments                                                        11,961,257
  Changes in assets and liabilities:
    (Increase) decrease in assets:
       Investments sold, not settled                                 (7,337,877)
       Notes receivable                                              (1,670,385)
       Dividends                                                        (30,694)
       Interest                                                          14,609
       Other assets                                                         739
    Increase (decrease) in payables:
       Investments purchased, not settled                                 9,839
       Management fee                                                   (20,334)
       Professional fees                                               (106,797)
       Shareholder servicing fee                                         (6,026)
       Administration fee                                                (3,717)
       Other                                                             (3,647)
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                            28,328,637

CASH FLOWS FROM FINANCING ACTIVITIES

Adviser withdrawals                                                    (516,170)
Members' withdrawals                                                (32,493,316)
Offering costs                                                           (1,555)
--------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                               (33,011,041)

Net decrease in cash and cash equivalents                            (4,682,404)
Cash and cash equivalents--beginning of year                          7,433,317
--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS--END OF YEAR                             $  2,750,913
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

1.  ORGANIZATION

    UBS Juniper Crossover Fund, L.L.C. (the "Fund") was organized as a limited liability company under the laws of Delaware on August 29, 2000. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity and equity related securities of public and private health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceutical sectors. The Fund will invest in publicly marketable securities and up to 30% of its assets (measured at the time of purchase) in non-marketable securities. Of its public securities, the Fund expects to invest principally in the public securities of large capitalization public companies and, to a lesser extent, small and medium-sized public companies. Private securities typically will be purchased in negotiated transactions and will include among others, common stock, preferred stock and private investments in public equities ("PIPEs"). The Fund commenced operations on November 21, 2000.

    The Fund is proceeding with a gradual liquidation of its portfolio of investments. It is anticipated that this liquidation will take place over a number of years as its private stock investments are either sold or their value realized in either an initial public offering or other liquidating transaction.

    The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged UBS Juniper Management, L.L.C. (the "Adviser"), a Delaware limited liability company to provide investment advice to the Fund.

    The Adviser is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA") and OrbiMed Advisors, LLC ("OrbiMed"). UBSFA is the Managing Member of the Adviser and is a direct, wholly-owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investment professionals employed by OrbiMed manage the Fund's investment portfolio on behalf of the Adviser under the oversight of UBSFA's personnel. OrbiMed is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

2.  SIGNIFICANT ACCOUNTING POLICIES

    A. PORTFOLIO VALUATION

    Net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

    Domestic exchange traded securities and securities included in the NASDAQ National Market System

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES

    A. PORTFOLIO VALUATION (CONTINUED)

    are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities sold, not yet purchased, as reported by such exchanges.

    Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, as reported by such exchange. Other marketable securities for which market quotations are readily available are valued at their bid prices, as obtained from one or more dealers making markets for such securities.

    If market quotations are not readily available, the securities described above are valued at fair value as determined in good faith by, or under the supervision of, the Directors. The Fund held a foreign exchange traded security, as described above, fair valued at $1,013,726 as of December 31, 2007.

    When the Fund purchases restricted securities of a class that has been sold to the public or PIPEs, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale for those securities. Such discount is reduced over the period of the restriction.

    Private securities including warrants are valued at fair value pursuant to the Fund's valuation procedures. In such situations, the Fund's investments are valued in a manner that the Adviser, following procedures approved by the Directors, determines best reflects its fair value. Private securities are initially carried at their original funded cost. The carrying value of these securities is adjusted when transactions or events occur that directly affects the value of such securities.

    Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets, in retrospect, may not be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its interests at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing investors. Private securities with a value of $20,760,219 were fair valued at December 31, 2007 by the Adviser. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

    On occasion, the values of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    A. PORTFOLIO VALUATION (CONTINUED)

    affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued at fair value as determined in good faith by, or under the supervision of, the Directors. The Fund held no such securities or liabilities at December 31, 2007.

    Foreign-denominated assets may involve more risks than domestic transactions, including political, economic and regulatory risk. Risks may also arise from the potential inability of a counter-party to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    B. SECURITIES TRANSACTIONS AND INCOME RECOGNITION

    Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income is recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the interest method. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represents net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

    C. FUND COSTS

    The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; certain organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors and Members; and other types of expenses approved by the Directors. Offering costs are charged to capital as incurred.

    D. INCOME TAXES

    The Fund has reclassified $989,051 and $27,249,086 from accumulated net investment loss and

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    D. INCOME TAXES (CONTINUED)

    accumulated net realized gain from investments, respectively, to net capital contributions during the year ended December 31, 2007. The reclassification was to reflect, as an adjustment to net capital contributions, the amount of taxable income or loss that have been allocated to the Fund's Members and had no effect on net assets.

    In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2003 - 2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

    Each Member is individually required to report on its own tax returns its distributive share of the Fund's taxable income or loss.

    E. CASH AND CASH EQUIVALENTS

    Cash and cash equivalents consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital.

    F. USE OF ESTIMATES

    The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.  RELATED PARTY TRANSACTIONS

    UBSFA provides certain administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays UBSFA a monthly fee (the "UBSFA Fee") at an annual rate of 1.35% of the Fund's net assets, excluding assets attributable to UBSFA's capital account, the Adviser's capital account and the Special Advisory Account described below, the capital account established for crediting any incentive allocation (the

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

3.  RELATED PARTY TRANSACTIONS (CONTINUED)

    "Incentive Allocation") due to the Adviser. The UBSFA Fee is paid to UBSFA out of the Fund's assets and debited against the Members' capital accounts, excluding the Adviser's or Special Advisory Account. A portion of the UBSFA Fee is paid by UBSFA to OrbiMed.

    UBS Financial Services Inc. ("UBS FSI"), a wholly owned subsidiary of UBS AG acts as the distributor of the Fund. The Fund pays a shareholder servicing fee to UBSFA and to other brokers or dealers that have entered into shareholder servicing agreements with the Fund at the annual rate of 0.40% of the outstanding interests owned by their customers. Sales loads charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

    The Fund may execute portfolio transactions through UBS FSI and its affiliates. For the year ended December 31, 2007, UBS FSI and its affiliates earned $1,840 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

    The net increase (or decrease) in Members' capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the UBSFA Fee which is similarly allocated to all Members' other than the Adviser described above. Upon a Member's withdrawal and generally, on December 31st of each year, the Adviser is entitled to an Incentive Allocation of 20% of the net profits (defined as Net Increase in Members' Capital Derived From Operations), if any, that would have been credited to the Member's capital account for such period. For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of security positions, provided that, except in limited circumstances (namely upon a tender or transfer of Interests), any unrealized appreciation in private securities will be taken into account only to the extent of unrealized depreciation in private securities. The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for years ended December 31, 2007 and December 31, 2006 was $2,940,949 and $792,715,
    respectively, and has been recorded as an increase to the Special Advisory Account. Such amount is not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

    Each Director of the Fund receives a retainer of $7,500 plus a fee for each meeting attended. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Directors for the year ended December 31, 2007 were $34,568.

    As described in the private placement memorandum, certain brokerage arrangements provide that OrbiMed receives soft dollar credits related to brokerage commissions paid by the Fund and other clients. Such credits can be used by OrbiMed for research and related services that would then be paid for or provided by the broker. The research services obtained by OrbiMed through the use of soft dollar credits can be for the benefit of the Fund as well as other accounts managed by OrbiMed.

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

4.  ADMINISTRATION AND CUSTODIAN FEES

    PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian (the "Custodian") of the Fund's assets and provides custodial services for the Fund. PFPC Trust Company entered into a service agreement whereby PNC Bank, NA provides securities clearance functions.

    PFPC Inc. (also an affiliate of PNC Bank, NA) serves as Administrator and Accounting Agent to the Fund, and in that capacity provides certain administration, accounting, record keeping, tax and Member related services. PFPC Inc. receives a monthly fee primarily based upon (i) the average net assets of the Fund, subject to a monthly minimum fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates, not to exceed on an annual basis 0.15% of the average net assets of the Fund. Additionally, the Fund reimburses certain out of pocket expenses incurred by PFPC Inc.

5.  SECURITIES TRANSACTIONS

    Aggregate purchases and proceeds from sales of investment securities for the year ended December 31, 2007, amounted to $61,243,738 and $97,743,532 respectively.

    At December 31, 2007, the cost of investment for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accumulated net unrealized appreciation on investments was $15,181,904 consisting of $25,125,973, gross unrealized appreciation and $9,944,069 gross unrealized depreciation.

6.  DUE TO BROKERS

    The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which are maintained in a segregated account, held by the Custodian. The Fund had no borrowings outstanding at December 31, 2007.

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK

    In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options, warrants, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

    Each of these financial instruments contain varying degrees of off-balance sheet risk whereby changes in

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

    the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members' Capital. The Fund may enter into forward foreign currency exchange contracts to hedge the currency risk associated with the settlement of foreign denominated security transactions. During the year ended December 31, 2007, the Fund did not trade any futures contracts, engage in option transactions or securities sold, not yet purchased.

8.  NOTES RECEIVABLE

    The Fund has outstanding Notes Receivable of approximately $3,129,732 as of December 31, 2007. This consists of a milestone payment of approximately $857,099 from Adiana, Inc.; an escrow payment of approximately $418,945 from Biosynexus, Inc.; a milestone payment of approximately $1,601,417 from Agensys, Inc.; a milestone payment of approximately $40,000 from Lumicyte, Inc. and an escrow payment of approximately $212,271 from Cerexa, Inc.

9.  OTHER INCOME

    Other income includes milestone payments of $100,005 from STK Peninsula, $84,588 from Cephalon, Inc., $418,945 from Biosynexys, Inc., $857,099 from Adiana, Inc and $1,601,417 from Agensys, Inc. Additional income of $53,718 resulted from regular investment activity that includes fractional share transactions, foreign exchange gains, payment of holdbacks and other investment activity. Milestone payments are non-refundable payments due upon the completion or as the result of a successful event. In part, the payments are designed to compensate the licensor for the increased value of the intellectual property as it progresses through its development, clinical or regulatory phase.

10. INDEMNIFICATION

    In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

    On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management believes that the application of FAS 157 will not have a material impact on the Fund's financial statements.

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

12. FINANCIAL HIGHLIGHTS

    The following represents the ratios to average net assets and other supplemental information for the years indicated:


                                                                    YEARS ENDED DECEMBER 31,

                                                2007          2006           2005           2004         2003
                                                ----          ----           ----           ----         ----
        Ratio of net investment
        gain/(loss) to average net
        assets (b)                              0.76%         0.10%         (1.58)%       (1.37)%       (1.62)%

        Ratio of total expenses to
        average net assets before
        incentive (b)                           2.31%         2.14%          2.18%         1.91%         2.11%

        Ratio of total expenses to
        average net assets after
        incentive (c)                           4.56%         2.66%          2.96%         3.82%         2.11%

        Portfolio turnover rate                50.20%        25.03%         27.44%        24.69%        35.42%

        Total return before incentive (d)      14.34%         4.73%          3.97%        16.48%        27.26%

        Total return after incentive (a)       11.47%         4.20%          3.18%        13.18%        21.81%

        Net asset value at
        end of year / period                $122,383,932   $139,118,093  $172,529,550   $210,663,735  $210,367,119

        (a) Total return  assumes a purchase of an interest in the Fund at the  beginning of the period and a sale of the Fund interest on the last day of the period noted,  after Incentive  Allocation to the Manager, and does not reflect the deduction of placement fees, if any,  incurred when  subscribing to the Fund.
            An individual  member's  ratios and return may vary from the above based on incentive  allocation,  if applicable and the timing of capital transactions.

        (b) The average net assets used in the above ratios are calculated by using pre-tender net assets.

        (c) Ratio of total expenses to average net assets after incentive  allocation to the Manager may vary from the above for individual  Members due to incentive  allocation,  if applicable,  and timing of capital transactions.

        (d) Total return  assumes a purchase of an interest in the Fund at the  beginning of the period and a sale of the Fund  interest  on the last day of the period  noted,  and does not reflect  the  deduction  of placement fees, if any, incurred when subscribing to the Fund.

13. SUBSEQUENT EVENTS

    Subsequent to January 1, 2008, the Fund sold publicly held stock for total proceeds of $70,084,728. The cost of the securities sold was $62,191,982 and the December 31, 2007 value was $69,247,313. This will result in an increase to the Member's Capital of the Fund by $837,415 which will be reported in the Fund's first quarter ended March 31, 2008. The cash sales proceeds, less reserves, will be distributed to investors in the first quarter of 2008.

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007


      SHARES                                                                                                  FAIR VALUE
-------------------------------------------------------------------------------------------------------------------------
                    INVESTMENTS IN SECURITIES (89.52%)
                    ----------------------------------
                    COMMON STOCK (72.55%)
                    ---------------------
                    DENTAL SUPPLIES & EQUIP (1.13%)
           83,000   Align Technology, Inc. *                                                                 $  1,384,440
                                                                                                             ------------
                    DIAGNOSTIC EQUIPMENT (1.95%)
           38,000   Gen-Probe, Inc. *                                                                           2,391,340
                                                                                                             ------------
                    DISPOSABLE MEDICAL EQUIPMENT (2.00%)
          195,706   Volcano Corp. *                                                                             2,448,282
                                                                                                             ------------
                    MEDICAL - BIOMEDICAL/GENETICS (19.67%)
           61,000   Amgen, Inc. *                                                                               2,832,840
          577,021   Aryx Therapeutics, Inc. *,(b)                                                               3,868,205
           94,827   Aryx Therapeutics, Inc. *                                                                     734,909
           91,000   BioCryst Pharmaceuticals, Inc. *                                                              562,380
           34,500   Biogen Idec, Inc. *                                                                         1,963,740
          111,700   Exelixis, Inc. *                                                                              963,971
           36,000   Genentech, Inc. *                                                                           2,414,520
           36,500   Genomic Health, Inc. *                                                                        826,360
           55,000   Genzyme Corp. *                                                                             4,094,200
           87,000   InterMune, Inc. *                                                                           1,159,710
           28,500   Lifecell Corp. *                                                                            1,228,635
           81,500   Millennium Pharmaceuticals, Inc. *                                                          1,220,870
           95,000   Vertex Pharmaceuticals, Inc. *                                                              2,206,850
                                                                                                             ------------
                                                                                                               24,077,190
                                                                                                             ------------
                    MEDICAL - DRUGS (31.13%)
           42,000   Abbott Laboratories                                                                         2,358,300
           44,000   Astellas Pharmaceutical, Inc. - (Japan) **                                                  1,918,095
          162,695   Biodel, Inc. *                                                                              3,779,405
           40,000   Bristol-Myers Squibb Co.                                                                    1,060,800
          150,000   Chugai Pharmaceutical Co., Ltd. - (Japan) **                                                2,148,324
           15,100   Endo Pharmaceuticals Holdings Inc. *                                                          402,717
          693,756   EPIX Pharmaceuticals, Inc. *                                                                2,733,399
           20,500   Merck Kgaa - (Germany) **                                                                   2,646,534
           67,000   Novartis AG - (Switzerland) **                                                              3,675,043
           55,000   OSI Pharmaceuticals, Inc. *                                                                 2,668,050
           60,000   Pfizer, Inc.                                                                                1,363,800
           14,000   Roche Holding AG - (Switzerland) **                                                         2,418,761
          153,800   Schering-Plough Corp. **                                                                    4,097,232
           54,000   Sepracor, Inc. *                                                                            1,417,500
          109,400   Shionogi & Co., Ltd. - (Japan) **                                                           1,934,073
           59,000   Takeda Pharmaceutical Co., Ltd. - (Japan) **                                                3,469,811
                                                                                                             ------------
                                                                                                               38,091,844
                                                                                                             ------------
                    MEDICAL - GENERIC DRUGS (1.57%)
          136,400   Mylan Laboratories, Inc.                                                                    1,917,784
                                                                                                             ------------
                    MEDICAL PRODUCTS (4.78%)
           55,000   Baxter International, Inc.                                                                  3,192,750

    The preceding notes are an integral part of these fianncial statements.

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007


      SHARES                                                                                                  FAIR VALUE
-------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCK (CONTINUED)
                    ------------------------
                    MEDICAL PRODUCTS (CONTINUED)
           60,100   Covidien Ltd.                                                                            $  2,661,829
                                                                                                             ------------
                                                                                                                5,854,579
                                                                                                             ------------
                    PATIENT MONITORING EQUIPMENT (2.49%)
          129,785   Insulet Corp. *                                                                             3,047,352
                                                                                                             ------------
                    THERAPEUTICS (7.83%)
        1,178,752   Arius Research, Inc. - (Canada) *,**                                                        1,013,726
          193,188   AVANIR Pharmaceuticals-Cl. A *                                                                243,900
           71,200   BioMarin Pharmaceuticals, Inc. *                                                            2,520,480
           34,000   ImClone Systems, Inc. *                                                                     1,462,000
          100,000   NPS Pharmaceuticals, Inc. *                                                                   383,000
           37,600   Onyx Pharmaceuticals, Inc. *                                                                2,091,312
          360,199   Vivus, Inc. *                                                                               1,865,831
                                                                                                             ------------
                                                                                                                9,580,249
                                                                                                             ------------
                    TOTAL COMMON STOCK (Cost $77,686,325)                                                      88,793,060
                                                                                                             ------------
                    PREFERRED STOCKS (16.97%)
                    -------------------------
                    DRUG DISCOVERY/DRUG DEVELOPMENT (14.30%)
          558,964   Acceleron Pharmaceuticals, Inc. Series B *,(a)                                              1,453,306
           86,977   Acceleron Pharmaceuticals, Inc. Series C Pfd *,(a)                                            226,140
          154,919   Cerimon Pharmaceuticals, Inc. *,(a)                                                           413,634
        1,574,345   ChemoCentryx, Series B *,(a)                                                                5,510,207
          242,674   ChemoCentryx, Series C *,(a)                                                                  849,359
          198,599   Cogensys, Inc., Series E *,(a)                                                              4,063,336
          476,436   Emphasys Medical, Inc., Series D *,(a)                                                      1,143,446
           68,939   Emphasys Medical, Inc., Series E *,(a)                                                        165,454
        1,050,365   Innovative Spinal Technologies, Inc., Series B-1 *,(a)                                        559,099
          967,142   Innovative Spinal Technologies, Inc., Series B-2 *,(a)                                        514,800
          265,150   Sapphire Therapeutics, Inc. *,(a)                                                             827,268
           13,016   superDimension, Ltd. Series C1 *,(a)                                                          120,528
          134,026   superDimension, Ltd. Series C2 *,(a)                                                        1,241,081
            1,301   superDimension, Ltd.,Series B *,(a)                                                           407,649
                                                                                                             ------------
                                                                                                               17,495,307
                                                                                                             ------------
                    MEDICAL - BIOMEDICAL/GENETICS (0.94%)
          316,091   Macrogenics, Inc., Series A-1 & A-2 *,(a)                                                     129,597
          982,489   Macrogenics, Inc., Series B *,(a)                                                             402,821
        1,504,459   Macrogenics, Inc., Series C *,(a)                                                             616,828
          369,549   Molecular Staging, Inc., Series D *,(a)                                                            --
                                                                                                             ------------
                                                                                                                1,149,246
                                                                                                             ------------
                    MEDICAL PRODUCTS (0.00%)
          395,114   Amphora Discovery Corp., Series A *,(a)                                                            --
                                                                                                             ------------

    The preceding notes are an integral part of these fianncial statements.

                                              UBS JUNIPER CROSSOVER FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007


      SHARES                                                                                                  FAIR VALUE
-------------------------------------------------------------------------------------------------------------------------
                    PREFERRED STOCKS (CONTINUED)
                    ----------------------------
                    RESEARCH PRODUCT/TECHNOLOGY PLATFORM (1.73%)
        2,438,743   Amnis Corp., Series C-2 *,(a)                                                            $  1,115,986
          376,770   Amnis Corp., Series C-1 *,(a)                                                                 172,413
          827,267   Supernus Pharmaceuticals, Inc. *,(a)                                                          827,267
                                                                                                             ------------
                                                                                                                2,115,666
                                                                                                             ------------
                    TOTAL PREFERRED STOCKS (Cost $16,685,050)                                                  20,760,219
                                                                                                             ------------
                    WARRANTS (0.00%)
                    ----------------
                    DRUG DISCOVERY/DRUG DEVELOPMENT (0.00%)
          101,804   Innovative Spinal Technologies $0.5323, 1/4/2014 *                                                 --
           91,624   Innovative Spinal Technologies $0.5323, 1/4/2014 *                                                 --
                                                                                                             ------------
                                                                                                                       --
                                                                                                             ------------
                    TOTAL WARRANTS (Cost $--)                                                                          --
                                                                                                             ------------
                    INVESTMENTS IN SECURITIES (Cost $94,371,375)                                              109,553,279
                                                                                                             ------------
         OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 10.48%                                                 12,830,653
                                                                                                             ------------
         TOTAL NET ASSETS -- 100.00%                                                                         $122,383,932
                                                                                                             ============

*    Non-income producing security.
**   Foreign Security Market Value quoted in U.S. dollars at prevailing exchange rates.
(a)  Private equity investment valued at fair value. The fair value of investments amounted to $20,760,219 which represented 16.97% of the net assets at December 31, 2007.
(b)  Investment in public entity valued at fair value due to contractual obligations. The total market value of investment valued at fair market value amounted to $3,868,205 which represented 3.16% of net assets at December 31,
     2007.


INVESTMENTS IN SECURITIES BY COUNTRY                    PERCENTAGE OF NET ASSETS
------------------------------------                    ------------------------
United States of America                                          73.81%
Japan                                                              7.74%
Switzerland                                                        4.98%
Germany                                                            2.16%
Canada                                                              .83%

    The preceding notes are an integral part of these fianncial statements.

                 UBS JUNIPER CROSSOVER FUND, L.L.C. (UNAUDITED)

         The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on September 18, 2007. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.

         The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund's investments in accordance with the Fund's stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser's employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits which the Fund derives from the resources available to the Adviser and the Adviser's affiliates, including UBS AG and UBS Financial Services Inc. ("UBS Financial"). Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser's personnel had sufficient expertise to manage the Fund.

         The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBS Financial which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers ("Comparable Funds"). Although the Fund's performance was below that of the Comparable Funds, the Directors acknowledged the limitations in these comparisons insofar as the Fund's portfolio includes private equity investments. The Directors also recognized that the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended (the "1940 Act"), that are applicable to the Fund and which can adversely affect the Fund's performance relative to that of its Comparable Funds. The Directors also compared the volatility of the Fund to that of its Comparable Funds. The Directors observed that the Fund's volatility was within the range of that of its Comparable Funds although it was higher than the median volatility of its Comparable Funds.

         The Directors considered the fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds, and as compared to the management and incentive fees charged by UBS Fund Advisor, L.L.C. ("UBSFA") and its affiliates for other UBS alternative investment products. The information presented to the

Directors showed that the management fee being charged to the Fund was higher than the management fees being charged to its Comparable Funds, although its incentive fee was identical to that of its Comparable Funds. The Directors acknowledged that the higher management fee can be justified, in part, by the relatively greater effort required to manage a portfolio of private equity investments, and in part by the additional effort necessary to comply with 1940 Act requirements. In comparing the advisory fees being charged to the Fund to the fees being charged by UBSFA and its affiliates for other UBS alternative investment products, the Directors observed that the combination of management fee and administrative services fee being charged to the Fund exceeded the level of management fees being charged to each of the Alternative Investment Group's other single-manager funds, the difference being attributed, at least in part, to the relatively greater effort required to manage a portfolio of private equity investments. The Directors also noted that the Fund's incentive fee was equal to that of all such other single-manager funds. In light of the foregoing, the Directors felt that the combination of management fee and incentive fee being charged to the Fund was appropriate.

         The Directors also considered the profitability of UBSFA both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBSFA and its affiliates under the Fund's Investment Advisory Agreement and from other relationships between the Fund and UBSFA were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

DIRECTORS AND OFFICERS (UNAUDITED)
Information pertaining to the Directors and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Financial Services Inc.'s, Alternative Investment Group at 800-580-2359.


-----------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                   PORTFOLIOS
                                                                                     IN FUND
                                                                                     COMPLEX      OTHER TRUSTEESHIPS/
                                TERM OF OFFICE                                      OVERSEEN     DIRECTORSHIPS HELD BY
NAME, AGE, ADDRESS AND          AND LENGTH OF        PRINCIPAL OCCUPATION(S)           BY        DIRECTOR OUTSIDE FUND
POSITION(S) WITH FUNDS          TIME SERVED(1)         DURING PAST 5 YEARS         DIRECTOR(2)          COMPLEX
-----------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
Meyer Feldberg (65)(3)              Term --       Dean Emeritus and Professor of        42       Director of:
UBS Financial Services Inc.       Indefinite      Leadership and Ethics of the                   Primedia, Inc.,
1285 Avenue of the Americas      Length--since    Graduate School of Business,                   Macy's, Inc.,
New York, NY 10019             Commencement of    Columbia University; Senior                    Revlon, Inc., NYC
Director                          Operations      Advisor to Morgan Stanley                      Ballet and SAPPI Ltd.
                                                                                                 Advisory Director of
                                                                                                 Welsh Carson Anderson
                                                                                                 & Stowe and President
                                                                                                 of NYC Global Partners.
-----------------------------------------------------------------------------------------------------------------------
George W. Gowen (78)                Term --       Law partner of Dunnington,            13       None
UBS Financial Services Inc.       Indefinite      Bartholow & Miller
1285 Avenue of the Americas      Length--since
New York, NY 10019             Commencement of
Director                          Operations
-----------------------------------------------------------------------------------------------------------------------
Stephen H. Penman (61)              Term --       Professor of Financial                13       None
UBS Financial Services Inc.       Indefinite      Accounting of Graduate School
1285 Avenue of the Americas      Length--since    of Business, Columbia University
New York, NY 10019                July 2004
Director
-----------------------------------------------------------------------------------------------------------------------
                                            OFFICER(S) WHO ARE NOT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
Robert F. Aufenanger (54)
UBS Financial Services Inc.         Term --       Executive Director of UBS
51 West 52nd Street               Indefinite      Alternative Investments US
New York, NY 10019               Length--since    since April 2007. Prior to           N/A                N/A
Principal Accounting Officer     May 1, 2007      April 2007, Chief Financial
                                                  Officer and Senior Vice
                                                  President of Alternative
                                                  Investments Group at U.S. Trust
                                                  Corporation from 2003 - 2007;
                                                  Consultant to private equity
                                                  funds from 2002 - 2003
-----------------------------------------------------------------------------------------------------------------------
Frank Pluchino (48)
UBS Financial Services Inc.         Term -        Director of Compliance of UBS
1000 Harbor Boulevard             Indefinite      Financial Services Inc. since
Weehawken, NJ 07086             Length - since    2003 and Deputy Director of           N/A                N/A
Chief Compliance Officer        July 19, 2005     Compliance UBS Financial
                                                  Services of Puerto Rico Inc.
                                                  since October 2006. Prior to
                                                  2003, Chief Compliance Officer
                                                  of LibertyView Capital
                                                  Management, Inc., an investment
                                                  adviser, and LibertyView
                                                  Alternative Asset Management,
                                                  Inc., an NASD broker-dealer.
-----------------------------------------------------------------------------------------------------------------------
Douglas Lindgren (46)
UBS Financial Services Inc.         Term -        Managing Director of UBS
1285 Avenue of the Americas       Indefinite      Financial Services Inc. since
New York, NY 10019              Length - since    June 2005.  Prior to June 2005,       N/A                N/A
Principal Executive Officer     July 19, 2005     Managing Director and Head of
                                                  Alternative Investments of
                                                  United States Trust Company,
                                                  N.A.
-----------------------------------------------------------------------------------------------------------------------

(1) For Directors, their terms are for the duration of the term of the Fund, unless his status as a Director shall be sooner terminated by death, adjudicated incompetent, voluntarily withdraw, physically unable to perform duties, removed either by vote or written consent of at two-thirds of the Directors or vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to the cast by all Members.

(2) Of the 42 funds/portfolios in the complex as of December 31, 2007, 29 are advised by an affiliate of UBS Financial
Services Inc. and 13 comprise UBS Financial Services' Alternative Investment Group of Funds.

(3) Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the UBS Financial Services Alternative Investment Group of Funds does business. Mr. Feldberg is not an affiliated person of UBS Financial Services or its affiliates.

UBS FINANCIAL SERVICES INC. IS A SUBSIDIARY OF UBS AG

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at HTTP://WWW.SEC.GOV and may be reviewed or copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available with out charge upon request by calling the UBS Financial Services Inc.'s Alternative Investment Group at 800-580-2359.

UBS FINANCIAL SERVICES INC. IS A SUBSIDIARY OF UBS AG


ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 800-486-2608.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $104,140 in 2007 and $86,270 in 2006. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant's report on form N-SAR.

Audit-Related Fees
------------------

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 in 2007 and $5,000 in 2006. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees
--------

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $156,500 in 2007 and $124,000 in 2006. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees
--------------

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2007 and $0 in 2006.

 (e)(1) The registrant's audit committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

 (e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

    (f)  Not applicable.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $3.0 million for 2007 and $3.0 million for 2006.

    (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

                              ORBIMED ADVISORS LLC

                               ORBIMED CAPITAL LLC

                             ORBIMED CAPITAL II LLC

                              PROXY VOTING POLICIES

I. INTRODUCTION

OrbiMed Advisors LLC, OrbiMed Capital LLC and OrbiMed Capital II LLC (each an "Adviser" and collectively "OrbiMed" or the "Advisers") recognize their fiduciary responsibilities to actively monitor all aspects of the operations of OrbiMed's clients and funds that they advise (the "Funds"). OrbiMed has always placed paramount importance on its oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities.

The Advisers have each adopted and implemented policies (and the procedures into which they are incorporated) that each Adviser believes is reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their client is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29,
1994).

II. OVERVIEW

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to shareholders consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim ofmaintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy
Administrator (the person specifically charged with the responsibility to monitor ISS, whose role is described in the next paragraph, and in certain cases vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and the Compliance Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - they are not hard and fast rules, simply because corporate governance issues are so varied.

The Advisers have retained Institutional Shareholder Services ("ISS"), an independent firm that analyzes proxies and provides research and objective vote recommendations, to provide detailed analysis and voting recommendations for each proxy matter requiring a vote. In providing these recommendations, ISS expects that it will utilize its own proxy voting procedures (the "ISS Proxy Guidelines"), which the Advisers have determined to be largely consistent with the views of the Advisers on common types of proxy proposals. As a matter of practice, each recommendation of ISS is distributed to the Proxy Administrator, and as necessary the Adviser's investment team, to determine whether ISS's vote recommendations should be rejected and an alternative vote should be entered. To assure the quality of ISS's engagement, the Proxy Administrator will review periodic service reports prepared by ISS. The Proxy Administrator also will review the ISS Proxy Guidelines at least annually (and upon notice from ISS of their material amendment) to ensure those Guidelines continue to be largely consistent with the Advisers' views on each subject. Finally, the Proxy
Administrator will review on the same timetable ISS's conflict management procedures with respect to its voting recommendations.

In cases when ISS does not issue a recommendation on voting or when the Advisers determine to proceed with an alternative vote from that recommended, the Adviser will use its best judgment to vote on such issues on behalf of clients, in accord with the guidelines described below. The Proxy Administrator will then cast the vote, general through an ISS system. The Chief Compliance Officer will limit access to the ISS system to the appropriate personnel.

III. PROXY VOTING GUIDELINES

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. ELECTION OF BOARD OF DIRECTORS

The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important board committees (e.g. audit, nominating and compensation committees) should be independent. In general,

o The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.

o The Advisers will determine on a case-by-case basis whether or not it is appropriate for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of directors.

o The Advisers will hold directors accountable for the actions of Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

o The Advisers will generally support efforts to declassify existing Boards, and will generally classified Board structures.

o The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B. APPROVAL OF INDEPENDENT AUDITORS

The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that have arisen in the auditor's performance of services to the company.

C. EXECUTIVE COMPENSATION

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders ownership interests in the company, or have objectionable structural features.

o The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 25% of shares outstanding over ten years and extends longer than ten years.

o The Advisers will generally vote against plans if annual option grants typically exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Advisers consider other factors such as industry practices company and stock performance and management credibility . The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Compliance Officer, to determine when or if it may be appropriate to exceed these guidelines.

o The Advisers will typically vote against plans that have any of the following structural features:

o Ability to re-price underwater options without shareholder approval.

o The unrestricted ability to issue options with an exercise price below the stock's current market price.

o Automatic share replenishment ("evergreen") feature.

o The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

o Using restricted stock grants instead of options.

o The Advisers will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

o Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board

o The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

o The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

o The Advisers will vote against proposals for a separate class of stock with disparate voting rights.

o The Advisers will vote on a case-by-case basis on board approved proposals regarding changes to a company's capitalization, provided that the Advisers will generally vote in favor of proposal authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

E. STATE OF INCORPORATION/OFFSHORE PRESENCE

Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a board of Directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in another jurisdiction will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Advisers' clients.

F. ENVIRONMENTAL/SOCIAL POLICY ISSUES

The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING

The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would outweigh the benefit derived from exercise the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the cases of countries which require so-called "share-blocking," the Advisers may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client and the Adviser. The policy for resolution of such conflicts is described below in Section V.

IV. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

o A copy of the Advisers' proxy voting policies and procedures;

o Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);

o A record of each vote cast, which will include a brief statement as to the rationale for any vote's deviation from the corresponding ISS recommendation;

o A copy of any document created by the Advisers that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

o Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers (or by delegation to ISS, on the ISS user's web site or at ISS's offices as necessary) for two years after they are created.

V. IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

In effecting our policy of voting proxies in the best interest of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between the Adviser(s), as the investment manager, and clients. Some of these potential conflicts of interest situations include, but are not limited to, (1) where Adviser (or an affiliate) manages assets or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such company may harm our (or an affiliate's) relationship with the company; (2) where an employee of the Adviser (or an affiliate) has another coexisting fiduciary responsibility as in the case where an employee is a Director of a public company that solicits the Adviser to vote a proxy; (3) where Adviser (or an affiliate) may have a business relationship, not with the company but with a proponent of a proxy proposal and where Adviser (or an affiliate) may manage assets for the proponent; or (4) where Adviser (or an affiliate) or any member of the Adviser involved in casting proxy ballots may have a personal interest in the outcome of a particular matter before shareholders.

Companies with which each Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which Adviser or its affiliates votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for Adviser's clients, our Chief Compliance Officer shall regularly catalog companies with whom Adviser has significant business relationships. If after reasonable consideration by the Compliance Officer it has been determined that a potential conflict of interest exists, the President and Compliance Officer will then consult with outside counsel in order to determine first if a conflict of interest in fact exists between the relevant Adviser and its client, and if they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

o If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the President and the Compliance Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

o If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

o The client;

o Legal counsel to the client; or

o Legal counsel to the adviser (in situations where the Adviser acts as a sub-adviser to such adviser).

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision. If the client, legal counsel to the client or legal counsel to the Adviser as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its client's proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflict Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

VI. REPORTING OF UNDUE INFLUENCE

Each member of the Adviser who casts proxy votes on behalf of the Adviser must notify the Chief Compliance Officer or Proxy Administrator, of any direct, indirect or perceived improper influence made by anyone within Adviser or its affiliated entities with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and, after consultation with outside counsel, will take such actions to mitigate the issue and prevent occurrences as deemed necessary or appropriate, which may include notifying the Chief Compliance Officer or Chief Executive Officer of the client.

Adopted as of June 9, 2003
Updated as of July 14, 2005


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       UBS JUNIPER CROSSOVER FUND, L.L.C.
                         PORTFOLIO MANAGEMENT DISCLOSURE

Samuel D. Isaly and Sven Borho are the registrant's (also referred to as the "Fund") Portfolio Managers and have served in those positions since the Fund commenced operations on November 21, 2000. As Portfolio Managers, Mr. Isaly and Mr. Borho are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Isaly, who is considered to be the Fund's portfolio management team leader, and Mr. Borho share responsibility and authority for managing the Fund's portfolio including the selection of the Fund's investments. While investment decisions for the Fund generally receive the prior approval of both Portfolio Managers, each is authorized to act independently of the other in making portfolio changes.

Mr. Isaly is the Managing Member of OrbiMed Advisors, L.L.C. ("OrbiMed"). He has been active in portfolio management since 1989 and has served as a portfolio manager at OrbiMed since 1998. Mr. Isaly has also served as President of the Eaton Vance Worldwide Health Sciences Portfolio since 2002, and as Director of Finsburry Worldwide Pharmaceutical Trust since 1995. Mr. Isaly received a Bachelor of Arts degree from Princeton University and a Masters of Science in Economics from the London School of Economics.

Mr. Borho is an equity owner of OrbiMed and has served as a portfolio manager at OrbiMed since 1998. He has previously served as a portfolio manager at other institutions since 1993. Mr. Borho studied business administration at Bayreuth University in Bayreuth, Germany and received a Masters of Science in Economics from the London School of Economics.

The Fund's Portfolio Managers manage multiple accounts in addition to the Fund, including other registered investment companies and other pooled investment vehicles (hedge funds).

The Portfolio Managers' goal is to provide high quality investment services to all of their clients, including the Fund. OrbiMed has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts. For example, conflicts of interest may arise with respect to the allocation of investment transactions and the allocation of limited investment opportunities among accounts that the Portfolio Managers advise. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers could have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Managers could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, OrbiMed could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. Although the Portfolio Managers seek to allocate investment opportunities they believe to be appropriate for one or more of their accounts equitably and consistent with the best interests of all accounts involved, there can be no assurance that a particular investment opportunity will be allocated in any particular manner. UBS Fund Advisor, L.L.C., the Fund's Adviser, periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Managers may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

Most accounts managed by OrbiMed are charged performance fees. However, potential conflicts of interest exist to the extent that OrbiMed receives a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers could favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers' compensation.

The Portfolio Managers, who are each equity owners of OrbiMed, receive compensation comprised of a base partner draw, a partner's profit participation and certain retirement, insurance and other benefits. The base partner draw is fixed semi-annually and is paid throughout the year. The partner profit participation is a discretionary award determined annually by OrbiMed management, including each of the Fund's Portfolio Managers, based principally on a Portfolio Manager's overall responsibilities and performance. OrbiMed evaluates performance according to a Portfolio Manager's success in achieving portfolio objectives for all client accounts they oversee, including the Fund, and takes into account both current year and longer-term performance objectives. A Portfolio Manager's partner profit participation is also influenced by OrbiMed's overall operating performance and, therefore, may fluctuate from year to year depending on, among other factors, changes in OrbiMed's financial performance. The partner profit participation is not based on a precise formula, benchmark or other metric

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and approximate assets under management in those accounts as of the end of the Fund's most recent fiscal year.


D. ISALY

REGISTERED INVESTMENT COMPANIES (1)      POOLED ACCOUNTS                                  OTHER ACCOUNTS

NUMBER OF
ACCOUNTS (2)        ASSETS MANAGED       NUMBER OF ACCOUNTS (3)    ASSETS MANAGED         NUMBER OF ACCOUNTS      ASSETS MANAGED
3                   $2,046 million       24                        $3,395 million         0                       N/A

SVEN BORHO

REGISTERED INVESTMENT COMPANIES (1)      POOLED ACCOUNTS                                  OTHER ACCOUNTS

NUMBER OF
ACCOUNTS (2)        ASSETS MANAGED       NUMBER OF ACCOUNTS (3)    ASSETS MANAGED         NUMBER OF ACCOUNTS      ASSETS MANAGED
3                   $2,046 million       24                        $3,395 million         0                       N/A

(1) Among the other registered investment companies managed by the Portfolio Managers is UBS Eucalyptus Fund, L.L.C., for which UBSFA serves as managing member of the fund's adviser.

(2) All of these accounts charge performance-based advisory fees.

(3) Of these accounts, 23 accounts with total assets of approximately $2,575 million charge performance-based advisory fees.

As equity owners of OrbiMed, which in turn is a member of UBS Juniper Management, L.L.C., the Fund's Adviser, the Portfolio Managers may be considered to have indirect ownership interests in the Adviser's Special Advisory Member Interest in the Fund. Additionally, as of the end of the Fund's most recent fiscal year, each of the Portfolio Managers may be considered to have been the beneficial owner of interests in the Fund with a value of $100,001 - $500,000.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1)   Not applicable.

    (a)(2)   Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)   Not applicable.

    (b)      Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               UBS Juniper Crossover Fund, L.L.C.
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Douglas Lindgren
                           -----------------------------------------------------
                           Douglas Lindgren, Principal Executive Officer

Date         March 5, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Douglas Lindgren
                           -----------------------------------------------------
                           Douglas Lindgren, Principal Executive Officer

Date         March 5, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Robert Aufenanger
                         -------------------------------------------------------
                           Robert Aufenanger, Principal Financial Officer

Date         March 5, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.